                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
A Focus on Senior Loans..........................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Statement of Cash Flows.......................... 25
Financial Highlights............................. 26
Notes to Financial Statements.................... 27
Report of Independent Accountants................ 32
Dividend Reinvestment Plan....................... 33

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

August 19, 1999

Dear Shareholder,


    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long-term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]

Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The economy continued to experience impressive growth during the past 12 months, but finally began to show signs of moderating toward the end of the reporting period.

ECONOMIC GROWTH

    The nation's gross domestic product (GDP), which peaked at 6.0 percent in the fourth quarter of 1998, fell to more sustainable levels in the first and second quarters of 1999. The unusually strong GDP early in the reporting period was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market. However, economic growth leveled off in the second quarter of 1999, as did consumer confidence and retail spending.

EMPLOYMENT ENVIRONMENT

    Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas. As a result, the cost of labor as measured by the Employment Cost Index grew at a surprising rate in July, causing concerns about the potential for higher inflation in the months ahead.

INFLATION AND INTEREST RATES

    Inflation remained low during most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30, partially reversing a series of rate decreases from the fall of 1998. (Editor's Note: The Fed increased rates an additional 0.25 percent on August 24.)

ECONOMIC OUTLOOK

    We believe the moderate slowdown in growth may continue, bringing the economy back to historically normal levels. Strong corporate earnings, low unemployment, and an active housing market should provide some balance against slower spending and job growth rates.

                          INTEREST RATES AND INFLATION
                      July 31, 1997, through July 31, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 1997                                                                      6.0                              2.2
                                                                              5.5                              2.2
                                                                             6.25                              2.2
Oct 1997                                                                     5.75                              2.1
                                                                           5.6875                              1.8
                                                                              6.5                              1.7
Jan 1998                                                                   5.5625                              1.6
                                                                            5.625                              1.4
                                                                            6.125                              1.4
Apr 1998                                                                    5.625                              1.4
                                                                           5.6875                              1.7
                                                                              6.0                              1.7
Jul 1998                                                                   5.5625                              1.7
                                                                           5.9375                              1.6
                                                                             5.75                              1.5
Oct 1998                                                                     5.25                              1.5
                                                                            4.875                              1.5
                                                                              4.0                              1.6
Jan 1999                                                                   4.8125                              1.7
                                                                            4.875                              1.6
                                                                            5.125                              1.7
Apr 1999                                                                   4.9375                              2.3
                                                                              4.5                              2.1
                                                                              4.0                              2.0
Jul 1999                                                                     4.75                              2.1

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1999

                         VAN KAMPEN SENIOR INCOME TRUST
                           (NYSE TICKER SYMBOL--VVR)

 TOTAL RETURNS

One-year total return based on Market Price(1)............       2.98%
One-year total return based on NAV(2).....................       7.91%
Commencement date.........................................   06/24/98

 DISTRIBUTION RATE

Distribution rate as of % of closing common stock
  price(3)................................................       8.16%

 SHARE VALUATIONS

Net asset value...........................................  $   10.08
Closing common stock price................................  $  9.5625
High common stock price (08/12/98)........................  $ 10.2500
Low common stock price (04/20/99).........................  $  8.8750

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN SENIOR INCOME TRUST

We recently spoke with the portfolio management team of the Van Kampen Senior Income Trust about the key events and economic forces that shaped the markets during the past year. On July 23, 1999, Dennis J. McDonnell, president and chief operating officer of Van Kampen Investment Advisory Corp., assumed day-to-day management responsibilities for the Trust.
     Mr. McDonnell has more than 30 years of asset management experience and was pivotal in Van Kampen's entry into the senior loan business in 1989. He has had oversight responsibilities for all senior loan fund operations since the Trust's inception. The following excerpts reflect his views on the Trust's performance during the 12 months ended July 31, 1999.


   Q CAN YOU DESCRIBE THE CONDITIONS OF THE SENIOR LOAN MARKET DURING THE PAST YEAR?


   A The second half of 1998 saw considerable volatility across the financial markets, but the senior loan market handled the challenging conditions quite well. Economic turmoil overseas sparked a credit crunch in the
United States, as banks became more cautious about lending to corporations--many banks feared that a drop in corporate earnings might hinder the borrowers' ability to repay their loans. This caution contributed to a slowdown in new issuance of senior loans. The loans that did come to market carried attractive yields, as banks required borrowing companies to pay a premium in light of the uncertain economic environment. In addition, the companies that could afford to pay these premiums were firms that generally displayed strong fundamentals. This combination of desirable yields and strong issuers resulted in favorable opportunities to add to our senior loan portfolio.
     The Federal Reserve Board responded to market conditions with a series of interest-rate cuts in late 1998. The market's absorption of these cuts in early 1999 coincided with a general recovery among global economies, and these factors helped alleviate the U.S. credit crunch and accelerate new issuance in the senior loan market. Surprisingly healthy economic growth and a mild surge in inflation prompted the Fed to raise rates in June, adding more opportunities to find attractive yields in the senior loan market. However, the corporate debt market (including bonds and bank loans) has been experiencing some deterioration over the last several months, resulting in an increase in the default rate.

   Q  HOW DID CHANGING INTEREST RATES AFFECT THE TRUST'S DIVIDEND?


   A Senior loans have the ability to adjust their interest payments over time in conjunction with changes in interest rates--generally, interest rates on loans in the Trust's portfolio reset every 30 to 90 days. As a result, the income generated by the Trust usually reflects the prevailing trend in short-term interest rates. During late 1998, many of the Trust's holdings adjusted their interest rates to reflect the downward trend in short-term rates and the reductions by the Fed. We lowered the Trust's dividend accordingly last fall. In 1999, however, interest rates have been on the upswing, so we were able to raise the Trust's dividend back to its original level of a year ago.

   Q  WHAT AREAS OF THE MARKET OFFERED THE BEST OPPORTUNITIES?

   A We found many opportunities in the telecommunications arena--including cellular, wireless, and personal communications systems. This segment constituted the largest industry weighting in the portfolio.
Telecommunications continues to experience a high level of merger-and-acquisition activity, for which senior loans have helped provide the financing. In addition to telecommunications, we had a significant position in printing/publishing.

   Q  CAN YOU TALK ABOUT SOME OF YOUR LARGEST HOLDINGS?

   A Most of the borrowing companies represented in the portfolio provide basic goods and services to the domestic economy. Senior loans often provide integral financing for the growth and development of these firms.
Currently, we hold more than 129 issues from 38 industry sectors. Among our ten largest holdings are:

    - Lyondell Petrochemical--An oil refiner and petrochemical maker, Lyondell used senior loans to help finance its acquisition of ARCO Chemical in 1998.

    - Starwood Hotels and Resorts--This hotel operating company's brand names include Sheraton, Westin, The Luxury Collection, and St. Regis. In July, Starwood announced plans to acquire Vistana, a developer and operator of high-quality vacation ownership resorts.

    - Outdoor Systems--This out-of-home media company, which operates bulletin, poster, mall, and transit advertising displays, will reportedly be acquired by Infinity Broadcasting.

    - Wyndham International--This firm's primary business is to own, lease, manage, and franchise hotel and resort properties.

    - Ziff-Davis--This technology media company publishes computing and Internet-related magazines, including PC Magazine.

    When we purchase senior loans for the Trust's portfolio, we seek companies that we believe can perform well in the long run and make their loan payments on schedule. Keep in mind, however, that every loan in the portfolio is subject to credit risk. A senior loan issuer that finds itself unable to make timely principal and interest payments is subject to the risk of default or bankruptcy, which would have a negative effect on the Trust's net asset value. For additional portfolio highlights, please refer to page 10.

   Q  WHAT OTHER STRATEGIES CONTRIBUTED TO THE TRUST'S PERFORMANCE?

   A One of the Trust's strategies for maintaining a high level of current income has been its use of leverage. This process involves borrowing money at short-term interest rates and investing the proceeds into longer-term securities, which typically pay higher interest rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the borrowings is passed along to shareholders in the Trust's dividend. While this strategy tends to magnify market volatility, it has also allowed the Trust to increase its current income.
     During the reporting period, the Trust refinanced its leverage through a commercial paper program. This program will enable the Trust to use commercial paper as a form of leverage instead of traditional bank loans. We believe this program will allow the Trust to borrow money at lower interest rates than its previous bank-loan leverage and therefore pass on even more income to its shareholders.

   Q  WHAT FACTORS WORKED AGAINST THE TRUST?

   A The portfolio had significant exposure to the health-care industry, which underperformed during the reporting period. This exposure negatively affected the Trust's performance and earnings. The challenges imposed by managed care and changing Medicare reimbursement policies caused this area of the market to struggle, and we believe these challenges will continue to have an impact on the health-care industry into next year. Despite this turbulence, we feel confident in the management teams of the borrowing companies in which we've invested, and we expect them to adapt to the new health-care environment.
     Another factor that negatively affected the Trust's performance was defaults in certain senior loan holdings.

   Q  HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

   A During the reporting period, the Trust's market price has traded between $8.875 and $10.25 per share, closing the reporting period at $9.5625 per share. The Trust's dividend of $0.065 per share as of July 31, 1999, represented an annualized distribution rate of 8.16 percent, based on the closing market price. Although the Trust is currently trading at a discount to its net asset value, we believe that the fundamentals for this asset class are sound and that the Trust's portfolio is well positioned for current market conditions.

   Q  WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET AND FOR THE TRUST?

   A Looking forward, there are several factors in place that suggest a generally favorable environment for senior loans. Strong new issuance continues to provide an ample supply of loans, and rising interest rates have begun to create both increased income potential and increased demand for senior loan products.
     Nevertheless, we are mindful of deteriorating credit conditions, which may adversely affect senior loan valuations. In light of the recent rise in defaults and bankruptcy filings by corporate borrowers, we expect some weakening in the quality of some existing positions in the portfolio, which could lead to greater fluctuation in the Trust's net asset value than has been our previous experience. During the reporting period, the Trust's net asset value fluctuated between $10.03 and $10.12 per share. (Editor's note: As of September 14, 1999, the Trust's net asset value was $10.00. The current dividend of $.067 was recorded on the ex-date of September 13, 1999.) We expect to keep the Trust invested in a broad variety of industries and individual loans, in our effort to limit the effects of problems with a particular issuer or industry.

[SIG]

Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               GLOSSARY OF TERMS

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the trust is entitled will be paid.

                            A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the Trust's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the Trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the Trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN SENIOR INCOME TRUST

 TOP FIVE PORTFOLIO INDUSTRIES AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1999
Hotels, Motels, Inns, & Gaming.................   9.9%
Telecommunications--Cellular...................   8.9%
Telecommunications--PCS........................   8.6%
Printing & Publishing..........................   8.0%
Health Care....................................   7.3%

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1999
Starwood Hotels & Resorts Worldwide, Inc.......  4.55%
Lyondell Petrochemical.........................  4.34%
Outdoor Systems, Inc...........................  3.92%
BCP SP Ltd.....................................  3.79%
Ispat Inland...................................  3.48%

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                  Bank
 Amount                                Loan Ratings+          Stated
  (000)             Borrower           Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
           VARIABLE RATE** SENIOR LOAN
           INTERESTS  133.3%
           AEROSPACE/DEFENSE  0.4%
$  8,223   Aircraft Braking System,
           Term Loan................     NR      NR          10/15/05         $    8,221,962
                                                                              --------------
           AUTOMOTIVE  2.8%
  24,000   American Axel and
           Manufacturing Co., Term
           Loan.....................     Ba3     BB-         04/30/06             23,994,978
  19,048   Breed Technologies, Inc.,
           Term Loan................     Caa1    CCC         04/27/06             19,043,842
   7,463   Insilco Corp., Term
           Loan.....................     Ba3     B+          11/24/05              7,462,500
                                                                              --------------
                                                                                  50,501,320
                                                                              --------------
           BEVERAGE, FOOD, & TOBACCO     2.8%
  39,940   Agrilink Foods, Inc.,
           Term Loan................     B1      BB-   09/30/04 to 09/30/05       39,939,788
   6,506   Imperial Holly Corp.,
           Term Loan................     Ba3     BB          12/31/05              6,505,833
   4,638   Southern Foods Group,
           Inc., Term Loan..........     Ba3     BB-         02/28/06              4,639,956
                                                                              --------------
                                                                                  51,085,577
                                                                              --------------
           BROADCASTING--CABLE  2.5%
  17,413   Falcon Communications,
           Inc., Term Loan..........     NR      BB          12/31/07             17,409,300
   5,000   Frontiervision Operating
           Partners, LP, Term
           Loan.....................     Ba3     BB          03/31/06              4,998,907
   3,495   Rifkin Acquisition
           Partners, LLP, Term
           Loan.....................     B1      NR          03/21/03              3,494,856
  19,371   Triax Midwest Associates,
           Term Loan................     NR      NR    06/30/06 to 06/30/07       19,367,038
                                                                              --------------
                                                                                  45,270,101
                                                                              --------------
           BROADCASTING--DIVERSIFIED     1.1%
  20,000   Emmis Communications
           Corp., Term Loan.........     Ba3     BB          02/28/07             19,996,574
                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                    Bank
 Amount                                  Loan Ratings+         Stated
  (000)             Borrower             Moody's   S&P       Maturity*               Value
--------------------------------------------------------------------------------------------
            BROADCASTING--RADIO  1.1%
$ 11,250    Capstar Radio
            Broadcasting Partners,
            Inc., Term Loan..........     NR     NR          11/30/04         $   11,249,345
   7,950    Capstar Radio
            Broadcasting Partners,
            Inc., Revolving Credit
            Agreement................     NR     NR          11/30/04              7,949,993
                                                                              --------------
                                                                                  19,199,338
                                                                              --------------
            BROADCASTING--TELEVISION
            2.0%
   8,000    Quoram Broadcasting, Term
            Loan.....................     Ba1    BB          09/30/07              7,998,997
  29,000    Sinclair Broadcasting,
            Term Loan................     Ba2    BB-         09/15/05             28,964,986
                                                                              --------------
                                                                                  36,963,983
                                                                              --------------
            CHEMICALS, PLASTICS & RUBBER
            8.5%
   8,438    Gentek, Term Loan........     Ba3    BB          04/30/07              8,437,608
   9,237    High Performance
            Plastics, Inc., Term
            Loan.....................     NR     NR    09/30/03 to 03/31/05        9,239,324
   6,675    Huntsman Group Holdings,
            Term Loan................     Ba2    BB          09/30/03              6,675,602
 104,977    Lyondell Petrochemical
            Co., Term Loan...........     Ba3    NR    06/30/03 to 05/17/06      104,965,449
  17,186    Pioneer Americas
            Acquisition Corp., Term
            Loan.....................     B2     B+          12/31/06             17,171,260
   3,945    Sterling Pulp Chemicals,
            Inc., Term Loan..........     B3     BB-         06/30/05              3,945,163
   4,554    West American Rubber Co.,
            Term Loan................     NR     NR          06/30/05              4,554,000
                                                                              --------------
                                                                                 154,988,406
                                                                              --------------
            CONSTRUCTION MATERIALS  1.3%
  24,621    BSI Holdings, Inc., Term
            Loan.....................     NR     NR          09/30/05             24,622,579
                                                                              --------------
            CONTAINERS, PACKAGING AND
            GLASS  0.5%
   4,971    Packaging Dynamics, LLC,
            Term Loan................     NR     NR          11/20/05              4,968,500
   4,025    RIC Holdings, Inc., Term
            Loan.....................     B1     B           02/28/03              4,024,981
                                                                              --------------
                                                                                   8,993,481
                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                    Bank
 Amount                                  Loan Ratings+          Stated
  (000)             Borrower             Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING
            1.0%
$  8,857    International Wire Group,
            Term Loan................    B1      NR          09/30/03         $    8,856,929
   7,792    Intesys Technologies,
            Inc., Term Loan..........    NR      NR    06/30/04 to 06/30/06        7,791,551
     672    Intesys Technologies,
            Inc., Revolving Credit
            Agreement................    NR      NR          06/30/04                671,999
                                                                              --------------
                                                                                  17,320,479
                                                                              --------------
            ECOLOGICAL  1.6%
  30,000    Allied Waste, Term
            Loan.....................    Ba3     NR    07/23/06 to 07/23/07       30,000,000
                                                                              --------------
            EDUCATION & CHILDCARE
            0.2%
   3,325    TEC Worldwide, Inc., Term
            Loan.....................    NR      NR          02/28/05              3,324,760
                                                                              --------------
            ELECTRONICS & ELECTRONIC
            SERVICES  4.1%
  23,251    Amphenol Corp., Term
            Loan.....................    Ba3     B+    05/19/04 to 05/19/06       23,248,441
   6,370    Automata, Inc., Term
            Loan.....................    NR      NR    02/28/03 to 02/28/04        6,371,115
   4,625    Caribiner International,
            Inc., Term Loan..........    NR      NR          09/30/03              4,625,259
  25,440    Chatham Technologies
            Acquisition, Inc., Term
            Loan.....................    NR      NR    08/18/03 to 09/12/05       25,439,906
  14,611    Viasystems, Inc., Term
            Loan.....................    B2      B+    03/31/04 to 06/30/05       14,607,373
                                                                              --------------
                                                                                  74,292,094
                                                                              --------------
            ENTERTAINMENT & LEISURE
            5.7%
   4,241    Hedstrom Corp., Term
            Loan.....................    B1      B+          06/30/03              4,235,021
  30,000    Metro-Goldwyn Mayer, Term
            Loan.....................    NR      NR    03/31/05 to 03/31/06       29,995,346
   2,528    Regal Cinemas, Term
            Loan.....................    Ba3     BB-         05/27/05              2,527,041
   3,649    Regal Cinemas, Revolving
            Credit Agreement.........    Ba3     BB-         05/27/05              3,646,292
  14,900    SFX Entertainment, Inc.,
            Term Loan................    B1      B+          03/31/06             14,896,106
  47,520    United Artists Theatre
            Co., Term Loan...........    B1      B+    04/21/06 to 04/21/07       47,487,364
                                                                              --------------
                                                                                 102,787,170
                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                  Bank
 Amount                                Loan Ratings+          Stated
  (000)             Borrower           Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
            FINANCE  6.4%
$ 41,578    Bridge Information
            Systems, Inc., Term
            Loan.....................  NR        NR    06/30/03 to 05/29/05   $   41,567,137
  10,267    Bridge Information
            Systems, Inc., Revolving
            Credit Agreement.........  NR        NR          05/29/03             10,266,324
   6,953    Outsourcing Solutions,
            Inc. Term Loan...........  B2        BB-         10/15/04              6,951,970
  25,000    Paul G. Allen, Term
            Loan.....................  NR        NR          06/10/03             24,999,440
  33,343    Ventas Realty Limited,
            Inc., Term Loan..........  NR        NR    10/30/99 to 04/30/03       32,331,070
                                                                              --------------
                                                                                 116,115,941
                                                                              --------------
            GROCERY  0.4%
   4,964    Eagle Family Foods, Term
            Loan.....................  B1        B           12/31/05              4,962,829
   1,624    Fred Meyer, Inc., Term
            Loan.....................  Ba2       BB+         02/28/03              1,624,305
                                                                              --------------
                                                                                   6,587,134
                                                                              --------------
            HEALTHCARE  9.7%
   2,457    Extendicare Health
            Services, Inc., Term
            Loan.....................  Ba3       B+          12/31/03              2,456,316
  14,454    FHC Health Systems, Inc.,
            Term Loan................  NR        NR    04/30/03 to 04/30/06       14,453,947
   1,263    FHC Health Systems, Inc.,
            Revolving Credit
            Agreement................  NR        NR          05/18/03              1,263,157
   9,297    Genesis Healthcare
            Ventures, Inc., Term
            Loan.....................  Ba3       B     09/30/03 to 05/30/06        9,299,431
   3,243    Genesis Healthcare
            Ventures, Inc., Revolving
            Credit Agreement.........  Ba3       B           05/30/06              3,242,270
  44,325    Integrated Health
            Services, Inc., Term
            Loan.....................  Ba3       B-          09/30/04             44,317,847
  16,118    Meditrust Corp.,
            Revolving Credit
            Agreement................  NR        NR          07/17/01             16,114,387
  15,944    MedPartners, Inc., Term
            Loan.....................  B1        BB-         05/31/01             15,944,216
   8,766    Multicare Companies,
            Inc., Term Loan..........  B1        B     09/30/03 to 06/01/05        8,767,234
  11,500    Oxford Health Plans,
            Inc., Term Loan..........  B3        NR          05/13/03             11,475,690

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                   Bank
 Amount                                 Loan Ratings+           Stated
  (000)             Borrower            Moody's   S&P         Maturity*           Value
--------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$  3,034    Sun Healthcare Group,
            Inc., Term Loan (a).......   Caa2    NR          11/12/04         $    2,943,338
  12,737    Sun Healthcare Group,
            Inc., Revolving Credit
            Agreement (a).............   Caa2    NR          11/12/05             12,355,029
  11,385    Total Renal Care
            Holdings, Inc., Term
            Loan......................   Ba2     NR          03/31/08             11,382,263
  23,325    Vencor, Inc., Term Loan
            (b).......................   Caa2    NR    03/31/03 to 01/15/05       22,161,765
                                                                              --------------
                                                                                 176,176,890
                                                                              --------------
            HOME & OFFICE FURNISHINGS,
            HOUSEWARES & DURABLE
            CONSUMER PRODUCTS  1.4%
   6,259    Corning Consumer
            Products, Inc., Term
            Loan......................   B1      NR    04/09/05 to 10/09/06        6,258,663
   7,425    Dal-Tile Group, Inc.,
            Term Loan.................   NR      NR          12/31/03              7,424,869
   5,000    Imperial Home Decor
            Group, Inc., Term Loan....   B1      B           03/13/05              4,999,666
   3,620    Intercontinental Art,
            Term Loan.................   NR      NR          12/31/02              3,620,622
   3,886    Renters Choice, Inc.,
            Term Loan.................   Ba3     BB-   01/31/06 to 01/31/07        3,886,135
                                                                              --------------
                                                                                  26,189,955
                                                                              --------------
            HOTELS, MOTELS, INNS &
            GAMING  13.2%
  25,550    Aladdin Gaming, LLC, Term
            Loan......................   B2      NR    08/26/06 to 02/26/08       25,553,388
  28,800    Allegro Resorts Corp.,
            Term Loan.................   NR      NR          02/11/03             28,799,385
 110,000    Starwood Hotels and
            Resorts, Inc., Term
            Loan......................   Ba1     NR          02/23/03            110,029,777
  75,000    Wyndham International,
            Term Loan.................   NR      NR          06/30/06             74,995,788
                                                                              --------------
                                                                                 239,378,338
                                                                              --------------
            MACHINERY  1.8%
   4,938    Coinmatch Corp., Term
            Loan......................   NR      BB          06/30/05              4,937,732
  15,000    Ocean Rig (Norway), Term
            Loan......................   NR      NR          06/01/08             14,996,571

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                  Bank
 Amount                                Loan Ratings+          Stated
  (000)             Borrower           Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
            MACHINERY (CONTINUED)
$  4,950    Thermadyne, LLC, Term
            Loan.....................  B1        B     05/28/05 to 05/28/06   $    4,947,498
   7,388    Universal Compression,
            Inc., Term Loan..........  Ba3       B+          02/13/04              7,387,121
                                                                              --------------
                                                                                  32,268,922
                                                                              --------------
            MINING, STEEL, IRON, &
            NON-PRECIOUS METALS  5.2%
   9,900    Earle M. Jorgenson, Term
            Loan.....................  B1        B+          03/31/04              9,900,299
  84,150    Ispat Inland, Term
            Loan.....................  Ba3       BB    07/16/05 to 07/16/06       84,147,844
                                                                              --------------
                                                                                  94,048,143
                                                                              --------------
            NATURAL RESOURCES--COAL
            2.0%
   2,645    Alliance Coal Corp., Term
            Loan.....................  NR        NR          12/31/01              2,644,640
  25,000    Arch Western Resources,
            LLC, Term Loan...........  Ba1       BB+         05/31/03             24,999,931
   9,231    P&L Coal Holdings Corp.,
            Term Loan................  NR        NR          06/30/06              9,224,105
                                                                              --------------
                                                                                  36,868,676
                                                                              --------------
            PAPER & FOREST PRODUCTS
            2.1%
   9,109    Bear Island Paper Co.,
            Term Loan................  Ba3       B+          12/31/05              9,108,163
   5,263    Crown Paper Co., Term
            Loan.....................  B2        B+          06/30/03              5,262,150
  14,850    Le Group Forex, Inc.,
            Term Loan................  NR        BB          06/30/05             14,850,000
   8,833    Pacifica Papers, Inc.,
            Term Loan................  Ba2       BB          03/12/06              8,832,958
                                                                              --------------
                                                                                  38,053,271
                                                                              --------------
            PERSONAL & MISCELLANEOUS
            SERVICES  1.7%
   7,180    Arena Brands, Inc., Term
            Loan.....................  NR        NR          06/01/02              7,177,587
  18,647    Boyds Collection, Term
            Loan.....................  Ba3       B+          04/21/05             18,624,132
   4,875    Professional Service
            Industries, Inc., Term
            Loan.....................  NR        NR          09/16/02              4,875,271
                                                                              --------------
                                                                                  30,676,990
                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                    Bank
 Amount                                  Loan Ratings+        Stated
  (000)             Borrower             Moody's   S&P       Maturity*             Value
--------------------------------------------------------------------------------------------
            PHARMACEUTICALS  0.8%
$  4,147    Endo Pharmaceuticals,
            Inc., Term Loan..........    NR      NR          12/31/02         $    4,146,710
  10,890    Roberts Pharmaceutical
            Corp., Term Loan.........    B1      NR          06/30/03             10,890,000
                                                                              --------------
                                                                                  15,036,710
                                                                              --------------
            PRINTING & PUBLISHING
            10.6%
  94,769    Outdoor Systems, Inc.,
            Term Loan................    Ba2     BB-         06/30/04             94,768,343
   7,422    Penton Media, Inc., Term
            Loan.....................    Ba3     BB-         05/31/06              7,421,561
   9,969    Reiman Publications,
            Inc., Term Loan..........    NR      NR          12/10/05              9,968,598
  11,880    R.H. Donnelley, Inc.,
            Term Loan................    NR      NR    09/30/05 to 09/30/06       11,878,595
   2,053    TWP Capital Corp II, Term
            Loan.....................    NR      NR          10/01/04              2,053,347
  14,018    Von Hoffman, Term Loan...    B1      B+    07/01/04 to 07/01/05       14,017,558
  52,500    Ziff-Davis, Inc., Term
            Loan.....................    Ba2     BB-   03/31/05 to 03/31/06       52,487,314
                                                                              --------------
                                                                                 192,595,316
                                                                              --------------
            RESTAURANTS & FOOD SERVICE
            3.6%
   1,384    Carvel Corp., Term
            Loan.....................    NR      NR          06/30/00              1,382,250
  24,918    Domino's Pizza, Term
            Loan.....................    B1      B+    12/21/06 to 12/21/07       24,918,426
   8,135    IDF Acquisition, Term
            Loan.....................    NR      NR    01/15/04 to 01/15/06        8,134,759
  30,194    S.C. International
            Services, Term Loan......    Ba3     NR          03/01/07             30,187,798
                                                                              --------------
                                                                                  64,623,233
                                                                              --------------
            RETAIL--OFFICE PRODUCTS
            3.1%
  11,894    Corporate Express, Inc.,
            Term Loan................    Ba3     BB-         04/25/05             11,893,919
  44,933    U.S. Office Products,
            Inc., Term Loan..........    B2      B           06/09/06             44,932,713
                                                                              --------------
                                                                                  56,826,632
                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                    Bank
 Amount                                  Loan Ratings+         Stated
  (000)             Borrower             Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
            RETAIL--STORES  1.8%
$ 32,409    HMV Media Group, Inc.,
            Term Loan................     B1     BB-   03/28/05 to 03/28/06   $   32,385,865
                                                                              --------------
            TELECOMMUNICATIONS--CELLULAR
            11.9%
  79,800    American Cellular
            Wireless, Inc., Term
            Loan.....................     NR     NR          06/30/07             79,763,598
  91,840    BCP SP Ltd., Term Loan...     NR     NR          03/16/00             91,679,700
  34,606    Cellular, Inc., Financial
            Corp. (CommNet), Term
            Loan.....................     B1     B     09/18/05 to 09/30/07       34,559,879
   5,000    Spectrasite
            Communications, Term
            Loan.....................     NR     NR          06/30/06              4,998,566
   5,000    Sygnet Wireless, Inc.,
            Term Loan................     B3     NR    03/31/07 to 12/23/07        4,999,739
                                                                              --------------
                                                                                 216,001,482
                                                                              --------------
            TELECOMMUNICATIONS--HYBRID
            2.2%
   9,821    Dynatech Corp., Term
            Loan.....................     NR     B+    05/21/05 to 05/21/07        9,821,231
  20,000    Nextel Finance Co., Term
            Loan.....................     Ba3    B           09/30/06             19,999,955
  10,000    Pacific Crossing Ltd.,
            Term Loan................     NR     NR          07/28/06             10,000,000
                                                                              --------------
                                                                                  39,821,186
                                                                              --------------
            TELECOMMUNICATIONS--PERSONAL
            COMMUNICATION SYSTEMS  11.5%
  11,712    Microcell
            Telecommunications, Inc.,
            Term Loan................     NR     NR          03/01/06             11,712,385
  62,420    Omnipoint Communications,
            Inc., Term Loan..........     B2     NR    02/01/06 to 02/17/06       63,352,994
   6,000    Powertel PCS, Inc., Term
            Loan.....................     NR     NR          12/31/06              6,000,333
  50,000    Telecorp PCS, Inc., Term
            Loan.....................     B2     NR          12/05/07             49,992,693
   9,819    Telespectrum Worldwide,
            Term Loan................     NR     NR    12/31/01 to 12/31/03        9,815,894

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                     Bank
 Amount                                   Loan Ratings+          Stated
  (000)             Borrower              Moody's   S&P        Maturity*             Value
--------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--PERSONAL
           COMMUNICATION SYSTEMS
           (CONTINUED)
$ 22,700   Triton PCS, Inc. Term
           Loan.....................     B1        B           05/04/07         $   22,699,947
  45,000   Voicestream PCS Holdings,
           Term Loan................     NR        NR          12/31/06             44,999,828
                                                                                --------------
                                                                                   208,574,074
                                                                                --------------
           TELECOMMUNICATIONS--WIRELESS
           MESSAGING  2.3%
  20,000   Iridium Operating LLC,
           Term Loan (b)............     NR        CC          12/29/00             17,999,951
  12,460   Paging Network, Revolving
           Credit Agreement.........     Ba2       BB          12/31/04             12,453,009
  11,000   TSR Wireless LLC, Term
           Loan.....................     NR        NR          06/30/05             11,005,584
                                                                                --------------
                                                                                    41,458,544
                                                                                --------------
           TEXTILES & LEATHER  2.2%
   8,887   American Marketing
           Industries, Inc., Term
           Loan.....................     NR        NR    11/30/04 to 11/30/05        8,887,415
   8,576   Galey & Lord, Inc., Term
           Loan.....................     B3        BB-   04/02/05 to 04/01/06        8,580,111
  13,895   Norcross Safety Products,
           LLC, Term Loan...........     NR        NR          10/02/05             13,894,548
   7,898   Pillowtex Corp., Term
           Loan.....................     B1        BB          12/31/04              7,901,120
                                                                                --------------
                                                                                    39,263,194
                                                                                --------------
           TRANSPORTATION--CARGO
           1.1%
  19,909   American Commercial
           Lines, Term Loan.........     Ba2       BB    06/26/06 to 06/26/07       19,888,765
                                                                                --------------
           TRANSPORTATION--RAIL
           MANUFACTURING  0.1%
   1,000   Johnstown America
           Industries, Inc., Term
           Loan.....................     B1        NR          04/29/05                999,862
                                                                                --------------
           UTILITIES  2.6%
  48,200   LIR Energy Ltd, Term
           Loan.....................     NR        NR          04/21/99             48,195,996
                                                                                --------------
           TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  133.3%............       2,419,602,943
                                                                                --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------


                                                                                 Value
-------------------------------------------------------------------------------------------
           OTHER LOAN INTERESTS  1.7%
           Satelites Mexicanos ($31,674,000 par, 9.06% coupon, maturing
           06/30/04) 144A Private Placement (c)...........................   $   31,674,000
                                                                             --------------
           TOTAL LONG-TERM INVESTMENTS  135.0%
           (Cost $2,451,716,004)..........................................    2,451,276,943
                                                                             --------------
SHORT-TERM INVESTMENTS  8.5%
COMMERCIAL PAPER  6.6%
Autoliv Asp, Inc. ($3,737,000 par, maturing 08/20/99, yielding 5.26%) ....   $    3,726,625
CSX Corp. ($15,000,000 par, maturing 08/23/99 to 08/30/99, yielding 5.27%
to 5.31%).................................................................       14,946,323
Centex Corp. ($4,550,000 par, maturing 08/09/99, yielding 5.25%)..........        4,544,692
Central & South West Corp. ($10,000,000 par, maturing 08/10/99, yielding
5.23%)....................................................................        9,986,925
Comdisco, Inc. ($5,000,000 par, maturing 08/09/99, yielding 5.25%)........        4,994,167
Cox Communications, Inc. ($8,500,000 par, maturing 08/09/99 to 08/24/99,
yielding 5.22% to 5.35%)..................................................        8,486,753
Rite Aid Corp. ($21,500,000 par, maturing 08/02/99 to 08/17/99, yielding
5.25%)....................................................................       21,475,354
Safeway, Inc. ($17,480,000 par, maturing 08/02/99 to 09/07/99, yielding
5.30%)....................................................................       17,421,883
Sprint Capital Corp. ($10,714,000 par, maturing 08/04/99, yielding
5.25%)....................................................................       10,709,313
TRW, Inc. ($13,329,000 par, maturing 08/20/99, yielding 5.47%)............       13,296,848
Western Resources, Inc. ($8,378,000 par, maturing 08/03/99 to 08/11/99,
yielding 5.22% to 5.24%)..................................................        8,369,743
Xtra, Inc. ($1,000,000 par, maturing 08/03/99, yielding 5.25%)............          999,708
                                                                             --------------
TOTAL COMMERCIAL PAPER....................................................      118,958,334
                                                                             --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------


                                                                                 Value
-------------------------------------------------------------------------------------------
SHORT-TERM LOAN PARTICIPATIONS  1.9%
Cabot Corp. ($3,763,000 par, maturing 08/02/99, yielding 5.32%)...........   $    3,763,000
Cummins Engine, Inc. ($10,000,000 par, maturing 08/02/99, yielding
5.23%)....................................................................       10,000,000
Englehard Corp. ($5,140,000 par, maturing 08/18/99, yielding 5.27%).......        5,140,000
Gillette Co. ($1,500,000 par, maturing 08/02/99, yielding 5.16%)..........        1,500,000
Temple Inland, Inc. ($5,000,000 par, maturing 08/03/99, yielding 5.24%)...        5,000,000
Western Resources, Inc. ($10,000,000 par, maturing 08/06/99,
yielding 5.28%)...........................................................       10,000,000
                                                                             --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS......................................       35,403,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS  8.5%
  (Cost $154,361,334).....................................................      154,361,334
                                                                             --------------
TOTAL INVESTMENTS  143.5%
  (Cost $2,606,077,338)...................................................    2,605,638,277
BORROWINGS  (44.0%).......................................................     (800,000,000)
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%...............................        9,417,666
                                                                             --------------
NET ASSETS  100.0%........................................................   $1,815,055,943
                                                                             ==============

NR = Not Rated

 + Bank Loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

(a) This Senior Loan interest is non-income producing.

(b) Subsequent to the year ended July 31, 1999, this borrower has filed for protection in federal bankruptcy court.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,606,077,338).....................    $2,605,638,277
Receivables:
  Interest..................................................        17,077,519
  Prepayments...............................................           630,295
Prepaid Debt Issuance Cost..................................           979,927
Unamortized Organizational Costs............................            31,210
Other.......................................................           186,131
                                                                --------------
    Total Assets............................................     2,624,543,359
                                                                --------------
LIABILITIES:
Payables:
  Borrowings................................................       800,000,000
  Custodian Bank............................................         2,721,613
  Investment Advisory Fee...................................         1,888,050
  Administrative Fee........................................           444,247
  Income Distributions......................................           156,850
  Affiliates................................................            89,150
  Organizational Costs......................................            40,000
Accrued Interest Expense....................................         3,583,675
Accrued Expenses............................................           491,006
Trustees' Deferred Compensation and Retirement Plans........            72,825
                                                                --------------
    Total Liabilities.......................................       809,487,416
                                                                --------------
NET ASSETS..................................................    $1,815,055,943
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................    $    1,800,100
Paid in Surplus.............................................     1,795,981,867
Accumulated Undistributed Net Investment Income.............        16,412,624
Accumulated Net Realized Gain...............................         1,300,413
Net Unrealized Depreciation.................................          (439,061)
                                                                --------------
NET ASSETS..................................................    $1,815,055,943
                                                                ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,815,055,943 divided by 180,010,000 shares
    outstanding)............................................    $        10.08
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $208,034,741
Fees........................................................       5,070,463
                                                                ------------
      Total Income..........................................     213,105,204
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................      21,788,274
Administrative Fee..........................................       5,126,653
Legal.......................................................         410,622
Custody.....................................................         307,201
Trustees' Fees and Related Expenses.........................         117,988
Shareholder Services........................................          31,178
Amortization of Organizational Costs........................           8,001
Other.......................................................       2,382,883
                                                                ------------
    Total Operating Expenses................................      30,172,800
    Interest Expense........................................      42,920,707
                                                                ------------
    Total Expenses..........................................      73,093,507
                                                                ------------
NET INVESTMENT INCOME.......................................    $140,011,697
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  1,521,075
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       1,373,440
  End of the Period.........................................        (439,061)
                                                                ------------
Net Unrealized Depreciation During the Period...............      (1,812,501)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $   (291,426)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $139,720,271
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Year Ended July 31, 1999 and the Period June 24, 1998 (Commencement of
                    Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

                                                     Year Ended       Period Ended
                                                   July 31, 1999     July 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $    140,011,697   $   12,810,456
Net Realized Gain.............................           1,521,075          139,358
Net Unrealized Appreciation/Depreciation
  During the Period...........................          (1,812,501)       1,373,440
                                                  ----------------   --------------
Change in Net Assets from Operations..........         139,720,271       14,323,254
                                                  ----------------   --------------
Distributions from Net Investment Income......        (136,447,562)             -0-
Distributions from Net Realized Gain..........            (360,020)             -0-
                                                  ----------------   --------------
    Total Distributions.......................        (136,807,582)             -0-
                                                  ----------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................           2,912,689              -0-
                                                  ----------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................                 -0-    1,797,720,000
                                                  ----------------   --------------
TOTAL INCREASE IN NET ASSETS..................           2,912,689    1,812,043,254
NET ASSETS:
Beginning of the Period.......................       1,812,143,254          100,000
                                                  ----------------   --------------
End of the Period (Including undistributed net
  investment income of $16,412,624 and
  $12,810,456, respectively)..................    $  1,815,055,943   $1,812,143,254
                                                  ================   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................    $ 139,720,271
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (404,531,569)
  Increase in Interest Receivable...........................       (5,499,452)
  Increase in Receivable for Investments Sold...............         (124,477)
  Decrease in Unamortized Organizational Costs..............            8,000
  Increase in Other Assets..................................         (121,388)
  Increase in Investment Advisory Fees Payable..............          584,294
  Increase in Administrative Fees Payable...................          121,042
  Decrease in Affiliates Payable............................             (671)
  Increase in Accrued Expenses..............................        1,176,680
  Increase in Trustees' Deferred Compensation and Retirement
    Plans Payable...........................................           67,899
                                                                -------------
    Total Adjustments.......................................     (408,319,642)
                                                                -------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (268,599,371)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................      400,000,000
Change in Intra-day Credit Line with Custodian Bank.........        2,721,613
Change in Debt Issuance Cost................................           88,608
Cash Dividends Paid.........................................     (136,290,712)
Capital Gains Distribution Paid.............................         (360,020)
                                                                -------------
  Net Cash Provided by Financing Activities.................      266,159,489
                                                                -------------
NET DECREASE IN CASH........................................       (2,439,882)
Cash at Beginning of the Period.............................        2,439,882
                                                                -------------
CASH AT THE END OF THE PERIOD...............................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                       June 24, 1998
                                                                       (Commencement
                                                                       of Investment
                                                        Year Ended     Operations) to
                                                      July 31, 1999    July 31, 1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)......      $ 10.067          $  9.987
                                                        --------          --------
  Net Investment Income...........................          .778              .071
  Net Realized and Unrealized Gain/Loss...........         (.002)             .009
                                                        --------          --------
Total from Investment Operations..................          .776              .080
                                                        --------          --------
Less:
  Distributions from Net Investment Income........          .758               -0-
  Distributions from Net Realized Gains...........          .002               -0-
                                                        --------          --------
Total Distributions...............................          .760               -0-
                                                        --------          --------
Net Asset Value, End of the Period................      $ 10.083          $ 10.067
                                                        ========          ========
Market Price Per Share at End of the Period.......      $ 9.5625          $10.0625
Total Investment Return at Market Price (b).......          2.98%             0.63%**
Total Return at Net Asset Value (c)...............          7.91%             0.70%**
Net Assets at End of the Period (In millions).....      $1,815.1          $1,812.1
Ratio of Operating Expenses to Average Net
  Assets*.........................................          1.66%             1.18%
Ratio of Interest Expenses to Average Net
  Assets..........................................          2.37%             0.28%
Ratio of Net Investment Income to Average Net
  Assets*.........................................          7.72%             6.94%
Portfolio Turnover (d)............................            28%                3%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net
  Assets..........................................           N/A              1.21%
Ratio of Net Investment Income to Average Net
  Assets..........................................           N/A              6.90%

** Non-Annualized

(a) Net Asset Value at June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total Investment Return at Market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return and Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and graphical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") totaling $2,451,276,943 (135.0% of net assets) is determined by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Loan interests. In determining the relationship between such instruments and the Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable secondary market transactions in Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Loan interests. Because of uncertainty in the nature of the valuation process, the estimated value of a Loan interest may differ significantly from the value that would have been used had there been reliable market activity for that Loan interest. Short-term

                                 July 31, 1999
--------------------------------------------------------------------------------

securities with remaining maturities of 60 days or less are valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL EXPENSES--The Trust has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs normally are amortized over a 60 month period beginning on the date of the Trust's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Trust's statement of assets and liabilities be written off. Therefore, the Trust will write off the remaining unamortized organizational costs in August 1999. The Adviser has agreed that in the event any of the initial shares of the Trust originally purchased by Van Kampen are redeemed, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales.

    At July 31, 1999, for federal income tax purposes cost of long- and short-term investments is $2,606,078,408, the aggregate gross unrealized appreciation is $6,517,818 and the aggregate gross unrealized depreciation is $6,957,949 resulting in net unrealized depreciation of $440,131.

                                 July 31, 1999
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed annually to common shareholders.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $38,033 were reclassified from capital to accumulated undistributed net investment income.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of
 .85% of the average managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average managed assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 1999, the Trust recognized expenses of approximately $246,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended July 31, 1999, the Trust recognized expenses of approximately $35,000 representing Van Kampen's cost of providing legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

                                 July 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At July 31, 1999 and 1998, paid in surplus aggregated $1,795,981,867 and $1,796,019,900, respectively. Transactions in common shares were as follows:

                                                       Period Ended    Period Ended
                                                       July 31, 1999   July 31, 1998
------------------------------------------------------------------------------------
Beginning Shares...................................      180,010,000          10,000
Shares Sold........................................              -0-     180,000,000
                                                       -------------   -------------
Ending Shares......................................      180,010,000     180,010,000
                                                       =============   =============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,029,799,801 and $681,807,533 respectively.

5. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $75,630,723 as of July 31, 1999. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

6. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

                                 July 31, 1999
--------------------------------------------------------------------------------

    At July 31,1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                 PRINCIPAL
                                                   AMOUNT         VALUE
SELLING PARTICIPANT                                (000)          (000)
------------------------------------------------------------------------
Wachovia.....................................     $15,717        $15,717
Goldman Sachs Credit.........................       9,111          9,107
Bankers Trust................................       3,621          3,621
Toronto Dominion.............................         362            362
                                                  -------        -------
                                                  $28,811        $28,807
                                                  =======        =======

7. BORROWINGS

   In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

   On June 17, 1999, the Trust entered into an $800 million commercial paper program with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Trust. This line of credit is secured by the assets of the Trust. From June 17, 1999 to July 31, 1999 the daily balance of borrowings under the revolving credit agreement was $800 million with an average interest rate of 5.18%.

   Prior to June 17, 1999 the Trust had a revolving credit agreement with Nationsbank. The Trust paid $1,000,000 in fees in connection with obtaining the agreement. These Prepaid fees were amortized into expense over the term of the agreement. The average daily balance of borrowings under the revolving credit agreement was $743,656,667 with an average interest rate of 5.79%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments as of July 31, 1999, the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended and for the period from June 24, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from June 24, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the period presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
September 14, 1999

                           DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Equity
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                         VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer, and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                  IN FAVOR      WITHHELD
------------------------------------------------------------------------
David C. Arch.................................... 93,159,334     789,647
Howard J Kerr.................................... 93,158,239     790,747
Dennis J. McDonnell.............................. 93,161,839     787,147

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Hugo F. Sonnenschein and Wayne W. Whalen.

    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 92,873,749 shares voted in favor of the proposal, 504,329 shares voted against and 570,909 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.